EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. § 1350)

     I, Charles E. Ramey, OF US Dataworks, Inc. certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i)      the Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004 (the “Report”), which this statement accompanies fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and

     (ii)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of US Dataworks, Inc.

Dated: June 29, 2004

/s/ Charles E. Ramey

Charles E. Ramey
Chief Executive Officer